KPMG LLP                     Telephone (604) 691-3000
Chartered Accountants                 Telefax (604) 691-3031
Box 10426, 777 Dunsmuir Street             www.kpmg.ca
Vancouver BC V7Y 1K3
Canada

Accountants’ Consent
The Board of Directors
Knight Resources Ltd.

We consent to the use of our audit report dated November 14, 2003 with respect to the consolidated balance sheet of Knight Resources Ltd. as at September 30, 2003, and the related consolidated statements of operations, cash flows and shareholders’ equity (deficiency) for the year then ended, included herein and to the reference to our firm under the heading "Experts" in the registration statement.

KPMG LLP (signed)
Chartered Accountants
Vancouver, Canada
February 25, 2004

KPMG LLP , a Canadian owned limited liability partnership established under the laws of Ontario, is the Canadian member firm of KPMG International, a Swiss nonoperating association.

DALE                                                         Partnership of:
MATHESON                                             James F Carr-Hilton, Ltd.   Peter J Donaldson, Inc. Fraser G. Ross, Ltd.
CARR-HILTON                                        Robert J Burkart, Inc.         Alvin F Dale, Ltd.         Robert J Matheson, Inc.
CHARTERED ACCOUNTS

ACCOUNTANTS' CONSENT

The Board of Directors
Knight Resources Ltd.

We consent to the use of our audit report dated January 17, 2003 (except for Note 13 which is at January 24, 2003) with respect to the consolidated balance sheet of Knight Resources Ltd. as at September 30, 2002 and the related consolidated statements of operations, cash flows and shareholders' equity (deficiency) for the years ended September 30, 2002 and 2001, included in the company's 20-F registration statement dated February 26, 2004 and to the reference to our firm under the heading "Experts" in the registration statement.

/s/Dale Matheson Carr-Hilton/s/
DALE MATHESON CARR-HILTON
February 26, 2004

A MEMBER OF MGI INTERNATIONAL, A WORLDWIDE NETWORK OF INDEPENDENT ACCOUNTANTS AND BUSINESS ADVISORS
Vancouver office: Suite 1700 - 1140 West Pender Street, Vancouver, B.C., Canada V6E 4G1, Tel: 604 687-4747 Fax: 604 687-4216 E-mail: dmc@dmch.com
Surrey Office: Suite 303-7337-137th Street, Surrey, B.C., Canada V3W 1A4, Tel: 604 572-4586 Fax: 604 572-4587 E-mail: dmc@dmch.com